SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 12, 2002 (August 8, 2002)
Date of Report (Date of Earliest Event Reported)

Gevity HR, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-22701	65-0735612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of Principal Executive Offices and Zip Code)

(941) 748-4540
(Registrant’s Telephone Number, Including Area Code)

Staff Leasing, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Form of Certification dated August 8, 2002, of Erik Vonk, as Chief Executive Officer, as filed with the Securities and Exchange Commission on August 8, 2002.

99.2	Form of Certification dated August 8, 2002, of John E. Panning, as Chief Financial Officer, as filed with the Securities and Exchange Commission on August 8, 2002.

Item 9. Regulation FD Disclosure

     On August 8, 2002, the Chief Executive Officer and the Chief Financial Officer of Gevity HR, Inc., formerly known as Staff Leasing, Inc., filed certifications with the Securities and Exchange Commission (“SEC”) pursuant to Order of the SEC dated June 27, 2002 (File No. 4-460).

     A copy of the form of each of the certifications as filed with the SEC is filed as an exhibit to this Current Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2002

GEVITY HR, INC.

By:	/s/ Gregory M. Nichols

Name:	Gregory M. Nichols
Title:	General Counsel and Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Certification dated August 8, 2002, of Erik Vonk, as Chief Executive Officer, as filed with the Securities and Exchange Commission on August 8, 2002.

99.2	Form of Certification dated August 8, 2002, of John E. Panning, as Chief Financial Officer, as filed with the Securities and Exchange Commission on August 8, 2002.